MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                      A Real Estate Investment Trust
                125 Wyckoff Road - Post Office Box 335
                      Eatontown, New Jersey  07724

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Notice is hereby given that the Annual Meeting of Shareholders of Monmouth Real Estate Investment Corporation (the Company) will be held on Thursday, April 23, 1998, at 4:00 p.m. at the offices of the Company on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, for the following purposes:

          1. To elect ten Directors, the names of whom are set forth in the accompanying proxy statement, to serve for the ensuing year; and

          2.  To ratify the appointment of KPMG  Peat
              Marwick LLP as independent auditors for the Company for the fiscal year ending
              September 30, 1998; and

          3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The minute books containing the minutes of the last meeting of shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on March 12, 1998 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN
AND  DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY  THE
BOARD  OF  DIRECTORS, AND RETURN IT PROMPTLY IN THE  ENCLOSED
ENVELOPE.

                         BY ORDER OF THE BOARD OF DIRECTORS


                                s/ Eugene W. Landy
                                  EUGENE W. LANDY
                              President and Director
March 20, 1998

             MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                          125 Wyckoff Road
                    Eatontown, New Jersey 07724


                          PROXY STATEMENT
                  Annual Meeting of Shareholders
                           April 23, 1998


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Real Estate Investment Corporation (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on April 23, 1998, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy
Statement and the accompanying proxy card are being distributed on or about March 20, 1998 to shareholders of record March 12, 1998.

      A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about February 12, 1998.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.01 par value common stock (Common Stock) of record as of the close of business on March 12, 1998, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 4,777,675 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. A majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                         PROPOSAL 1

                    ELECTION OF DIRECTORS

      It is proposed to elect a Board of ten Directors. The proxy will be voted for the election of the ten nominees named below, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said ten nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the ten nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and United Mobile Homes, Inc., both publicly-owned companies. In addition, the Officers and
Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Real Estate Investment Corporation. In most respects, the activities of the Company, United Mobile Homes, Inc. and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

  Committees of the Board of Directors and Meeting Attendance

      The Board of Directors met four times during the last fiscal year. No Directors attended fewer than 75% of the meetings, except Ara K. Hovnanian who attended 50% of the meetings.

      The  Company  has a standing Audit Committee,  a  Stock
Option Committee and a Compensation Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, met once during the last fiscal year. Charles P. Kaempffer and W. Dunham Morey, both of whom are outside Directors, serve on the Audit Committee.

      The  Stock  Option  Committee,  which  administers  the
Company's Stock Option Plan, met once during the last fiscal year. Boniface DeBlasio and Daniel D. Cronheim serve on the Stock Option Committee.

      The Compensation Committee, which makes recommendations to the Directors concerning compensation, met once during the last fiscal year. Ara K. Hovnanian and Robert G. Sampson serve on the Compensation Committee.

                        NOMINEES FOR DIRECTOR


                 Present Position with the Company;  Director
Nominee; Age      Business Experience During Past     Since
                   Five Years; Other Directorships

Ernest V.         Treasurer  (1968 to  present)  and   1968
Bencivenga        Director.    Financial  Consultant
(80)              (1976  to present); Treasurer  and
                  Director  (1961  to  present)  and
                  Secretary  (1967  to  present)  of
                  Monmouth    Capital   Corporation;
                  Director  (1969  to  present)  and
                  Secretary/Treasurer    (1984    to
                  present)  of United Mobile  Homes,
                  Inc.

Anna T. Chew      Controller  (1991 to present)  and   1993
(39)              Director.     Certified     Public
                  Accountant;  Controller  (1991  to
                  present)  and  Director  (1994  to
                  present)   of   Monmouth   Capital
                  Corporation;  Vice  President  and
                  Chief  Financial Officer (1995  to
                  present),  Controller   (1991   to
                  1995)   and  Director   (1994   to
                  present)  of United Mobile  Homes,
                  Inc.

Daniel D.         Director.    Attorney   at    Law,   1989
Cronheim          Daniel D. Cronheim, Esq. (1982  to
(43)              present);      Executive      Vice
                  President  (1989 to  present)  and
                  General  Counsel (1983 to present)
                  of David Cronheim Company.

Boniface DeBlasio Director.   Chairman of the  Board   1968
(77)              (1968  to  present)  and  Director
                  (1961   to  present)  of  Monmouth
                  Capital Corporation.

Ara K. Hovnanian  Director.   President   (1988   to   1989
(40)              present)  and  Director  (1981  to
                  present)        of       Hovnanian
                  Enterprises,  Inc.,  a   publicly-
                  owned company specializing in  the
                  construction of housing.

                   Present Position with the Company;
  Nominee; Age      Business Experience During Past   Director
                    Five Years; Other Directorships    Since


Charles P.        Director.    Investor;    Director    1974
Kaempffer         (1970   to  present)  of  Monmouth
(60)              Capital    Corporation;   Director
                  (1969   to   present)  of   United
                  Mobile  Homes, Inc.; Vice Chairman
                  and Director (1996 to present)  of
                  Community  Bank  of  New   Jersey;
                  Director   (1989   to   1996)   of
                  Sovereign      Community      Bank
                  (formerly Colonial Bank).

Eugene W. Landy   President  (1968 to  present)  and    1968
(64)              Director.  Attorney at Law,  Landy
                  &  Landy;  President and  Director
                  (1961   to  present)  of  Monmouth
                  Capital  Corporation; Chairman  of
                  the   Board   (1995  to  present),
                  President   (1969  to  1995)   and
                  Director  (1969  to  present)   of
                  United Mobile Homes, Inc.

Samuel A. Landy   Director.  Attorney at Law,  Landy    1989
(37)              &   Landy   (1987   to   present);
                  President (1995 to present),  Vice
                  President   (1991  to  1995)   and
                  Director  (1992  to  present)   of
                  United    Mobile   Homes,    Inc.;
                  Director  (1994  to  present)   of
                  Monmouth Capital Corporation.

W. Dunham Morey   Director.     Certified     Public    1968
(77)              Accountant;  Director   (1961   to
                  present)   of   Monmouth   Capital
                  Corporation.

Robert G. Sampson Director.    Investor;    Director    1968
(72)              (1963   to  present)  of  Monmouth
                  Capital    Corporation;   Director
                  (1969   to   present)  of   United
                  Mobile    Homes,   Inc.;   General
                  Partner   (1983  to  present)   of
                  Sampco,    Ltd.,   an   investment
                  group.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS


      It is proposed to approve the appointment of KPMG Peat Marwick LLP as Independent Auditors for the Company for the purpose of making the annual audit of the books of account of the Company for the year ending September 30, 1998 and shareholder approval of said appointment is requested. KPMG Peat Marwick LLP served as Independent Auditors of the Company since 1994. There are no affiliations between the Company and KPMG Peat Marwick LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG Peat Marwick LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG Peat Marwick LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG Peat Marwick LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS
                             PROPOSAL


                     PRINCIPAL SHAREHOLDERS

      On March 2, 1998, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company, except the following:

                Name and Address       Shares Owned   Percent
Title of Class  of Beneficial Owner    Beneficially  of Class

Common Stock     Eugene W. Landy          350,446      7.34%
                 20 Tuxedo Road
                 Rumson, NJ  07760

          INFORMATION RESPECTING DIRECTORS AND OFFICERS

      As of March 2, 1998, the Directors and Officers, individually and as a group, beneficially owned Common Stock as follows:

    Name of              Shares Owned
Beneficial Owner       Beneficially (1)       Percent of Class

Ernest V. Bencivenga       8,706 (2)                0.18%
Anna T. Chew               7,680 (3)                0.16%
Daniel D. Cronheim        17,413 (4)                0.36%
Boniface DeBlasio         10,788 (5)                0.23%
Ara K. Hovnanian             341 (6)                0.01%
Charles P. Kaempffer      36,373 (7)                0.76%
Eugene W. Landy          350,446 (8)                7.34%
Samuel A. Landy          120,819 (9)                2.53%
W. Dunham Morey           53,637 (10)               1.12%
Robert G. Sampson         67,775 (11)               1.42%
Directors and Officers
    as a Group           673,978                   14.11%

(1)  Beneficial ownership, as defined herein, includes Common
     Stock as to which a person has or shares voting and/or investment power.

(2) Excludes 15,000 shares issuable upon exercise of stock option.

(3)  Held  jointly  with Ms. Chew's husband;  includes  2,630 shares  held in Ms. Chew's 401(k) Plan. Excludes  15,000
     shares issuable upon exercise of stock option.

(4) Excludes 15,000 shares issuable upon exercise of stock option.

(5) Excludes 15,000 shares issuable upon exercise of stock option.

(6) Excludes 15,000 shares issuable upon exercise of stock option.

(7) Includes (a) 13,776 shares owned by Mr. Kaempffer's wife; (b) 1,080 shares in joint name with Mrs. Kaempffer; and (c) 2,045 shares held in the Charles P. Kaempffer Defined Benefit Pension Plan of which Mr. Kaempffer is Trustee with power to vote. Excludes 15,000 shares issuable upon exercise of stock option.

(8)  Includes  (a)  69,062 shares owned by Mr. Landy's  wife;
     (b) 168,547 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; and (c) 90,365 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes 36,265 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest; and excludes 150,000 shares issuable upon exercise of stock option.

(9) Includes (a) 3,014 shares owned by Mr. Landy's wife; (b) 31,214 shares held in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote; and (c) 9,636 shares held in Mr. Landy's 401(k) Plan. Excludes 15,000 shares issuable upon exercise of stock option.

(10) Includes  13,402  shares held in the  Estate  of  Martha
     Morey. Excludes 15,000 shares issuable upon exercise of stock option.

(11) Includes  6,000  shares  held by Sampco,  Ltd.  Excludes
     15,000 shares issuable upon exercise of stock option.

                     EXECUTIVE COMPENSATION

Summary Compensation Table.

       The following Summary Compensation Table shows compensation paid or accrued by the Company to its Chief Executive Officer for services rendered during the fiscal years ended September 30, 1997, 1996 and 1995. Because no other  executive  officers received total annual  salary  and bonus  exceeding $100,000, only the compensation paid to  the
Chief Executive Officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.

Name and                     Annual Compensation
Principal Position         Year   Salary      Bonus     Other

Eugene W. Landy            1997    None     $50,000   $250,700(1)
Chief Executive Officer    1996    None      None     $173,203
                           1995    None      None     $162,445


(1) Represents Director's fees of $3,200 paid to Mr. Landy, management fees of $110,000, legal fees of $28,500 paid to the firm of Landy & Landy, and $109,000 accrual for pension and other benefits in accordance with Mr. Landy's employment agreement.

Compensation of Directors

      The Directors received a fee of $800 for each Board meeting attended. Directors appointed to house committees received $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.

Stock Option Plan

      On April 24, 1997, the shareholders approved and ratified the Company's 1997 Stock Option Plan authorizing the grant to officers, directors and key employees options to purchase up to 750,000 shares of common stock. Options may be granted any time up to December 31, 2006. No option shall be available for exercise beyond ten years. All options are exercisable after one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of shares available under the Plan.

      The following table sets forth, for the executive officer named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended September 30, 1997:



                                                           Potential Realized
                          % of Total Price                  Value at Assumed
                 Options  Granted to  Per  Expiration       Annual Rates for
Name             Granted  Employees  Share    Date           5%       10%

Eugene W. Landy  150,000     50%    $6.5625  4/30/02      $152,310 $449,985

      The following table sets forth, for the executive officer named in the Summary Compensation Table, information regarding stock options outstanding at September 30, 1997:


                                                                  Value of
                                                                 Unexercised
                                                                   Options
                                      Number ofUnexercised       at Year-End
                 Shares     Value      Options at Year-End       Exercisable/
Name            Exercised  Realized  Exercisable/Unexercisable  Unexercisable

Eugene W. Landy   -0-        N/A         -0-       150,000        $-0-/$9,375


Employment Agreement

      On December 9, 1994, the Company and Eugene W. Landy entered into an Employment Agreement under which Mr. Landy receives an annual base compensation (management fee) of $110,000 (as amended) plus bonuses and customary fringe benefits, including health insurance and five weeks' vacation. Additionally, there will be bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements.

      On severance of employment for any reason, Mr. Landy will receive severance of $300,000 payable $100,000 on severance and $100,000 on the first and second anniversaries of severance.

      In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly.

      On  retirement, Mr. Landy shall receive  a  pension  of
$40,000   a   year   for  ten  years,  payable   in   monthly
installments.

       In   the   event  of  death,  Mr.  Landy's  designated
beneficiary shall receive $300,000, $150,000 thirty days after death and the balance one year after death.

      The  Employment Agreement terminates December 31, 1999.
Thereafter, the term of the Employment Agreement shall be automatically renewed and extended for successive one-year periods.

Other Information

      Except  for  specific agreements, the  Company  has  no
retirement   plan  in  effect  for  Officers,  Directors   or
employees and, at present, has no intention of instituting such a plan.

      Cronheim Management Company received the sum of $17,681 in 1997 for management fees, and David Cronheim Company received $46,188 in 1997 for commissions. These totals are based on amounts paid or accrued during the fiscal year. Management believes that the aforesaid fees are no more than what the Company would pay for comparable services elsewhere.

    Report of Board of Directors on Executive Compensation

     Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible  for  making  recommendations  to  the  Board  of
Directors concerning compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

      The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

     The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

     Evaluation

       The Company's funds from operations continue to increase. The Committee reviewed the progress made by Eugene
W. Landy, Chief Executive Officer, in shifting the Company's focus from mortgage loans to equity properties. The Committee also noted that Mr. Landy's current compensation was less than the average salary received by Chief Executive Officers of other REITs. His base compensation under his contract was increased to $110,000 per year. The Committee has decided to grant Mr. Landy a bonus of $50,000 in 1997.

                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five fiscal years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

               Monmouth Real Estate
              Investment Corporation    NAREIT      S&P 500

1992                   100                100         100
1993                   127                113         131
1994                   124                117         125
1995                   120                152         140
1996                   136                183         168
1997                   170                257         234

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors of the Company has granted Eugene
W. Landy, President, a loan of $100,000 at an interest rate of 10% due May 23, 1998. Principal and accrued interest is payable at maturity.

      There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A. Landy, Director, is the son of Eugene W. Landy, President and Director of the Company. Daniel D. Cronheim, Director, is the son of Robert Cronheim, President of David Cronheim Company, the Real Estate Advisor to the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

      The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.


                             GENERAL

      The Board of Directors knows of no other matters other than those stated in the Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended September 30, 1997 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Real Estate Investment Corporation, Attention: Secretary, 125 Wyckoff Road, Eatontown, NJ 07724.

       COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's 1999 Proxy Statement, they must be received by the Company at its principal office at 125 Wyckoff Road, P. O. Box 335, Eatontown, New Jersey 07724 not later than October 30, 1998.

                         By Order of the Board of Directors

                                 /s/ Eugene W.Landy
                                  EUGENE W. LANDY
                               President and Director

Dated:   March 20, 1998


IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                   PROXY

          MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                A Real Estate Investment Trust

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
  This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY

The undersigned hereby appoints EUGENE W. LANDY, CHARLES P. KAEMPFFER and ERNEST V. BENCIVENGA, and each or any of them, proxies of the undersigned, with full power of substitution to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office on the second floor of the PNC Bank Building, 125 Wyckoff Road, Eatontown, New Jersey, on Thursday, April 23, 1998, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The  Board of Directors recommends a vote FOR items  (1)  and
(2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.


(1)  Election of Directors - Nominees are: Ernest V.
     Bencivenga, Anna T. Chew, Daniel D. Cronheim,
     Boniface DeBlasio, Ara K. Hovnanian, Charles P.
     Kaempffer, Eugene W. Landy, Samuel A. Landy,
     W. Dunham Morey and Robert G. Sampson.
     (Instruction: To withhold authority to vote for any
     individual Nominee, write that person's name on the line
     below)
     __________________________________________________________

     FOR all Nominees               WITHHOLD  AUTHORITY
     except as Indicated       to vote for listed Nominees

           /  /                         /  /

(2) Approval of the appointment of KPMG Peat Marwick LLP as
    Independent Auditors for the Company for the fiscal year ending September 30, 1998.

         FOR                   AGAINST              ABSTAIN

        /  /                    /  /                 /  /

(3) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:_____________________________________, 1998.

Signature_________________________________________________

Signature_________________________________________________

Important:  Please date this Proxy; sign exactly as your name
(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.